As filed with the Securities and Exchange Commission on March 1, 2010
Registration Nos. 033-53598; 811-07292

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No.	__

Post-Effective Amendment No.	24

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	23

(Check appropriate box or boxes)

NORTH AMERICAN GOVERNMENT BOND FUND, INC.
(Exact Name of Registrant as Specified in Charter)

40 West 57th Street, 18th Floor
New York,  New York 10019
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:  (212) 446-5600

R. Alan Medaugh.
40 West 57th Street, 18th Floor
New York, NY  10019

Copies to:

Edward J. Veilleux
EJV Financial Services LLC
5 Brook Farm Court
Hunt Valley, MD  21030
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ X /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ISI	International Strategy & Investment

ISI NORTH AMERICAN
GOVERNMENT BOND FUND

CLASS A SHARES (NOAMX)
CLASS C SHARES (NORCX)

 A mutual fund with the investment objective of
a high level of current income, consistent with
prudent investment risk, by investing primarily in
a portfolio consisting of fixed-income securities
issued or guaranteed by the governments of the
United States, Canada and Mexico.

The Securities and Exchange Commission
has neither approved nor disapproved these
securities nor has it passed upon the adequacy
of this Prospectus. Any representation to the
contrary is a criminal offense.

March 1, 2010

North American
Government Bond Fund, Inc.

PROSPECTUS

TABLE OF CONTENTS

Risk/Return Summary	3
Investment Objective	3
Fees and Expenses	3
Principal Investment Strategies	4
Principal Risks	5
Performance Summary	7
Portfolio Management	8
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
Additional Investment Information	10
The Fund’s Net Asset Value	11
How to Buy Shares	12
How to Redeem Shares	14
Telephone Transactions	15
Transactions Through Third Parties	15
Sales Charges	16
Dividends and Taxes	19
Investment Advisor	19
Other Service Providers	20
Financial Highlights	21

The Fund is managed by International
Strategy & Investment Inc. (the “Advisor”).

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RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Fund is to provide a high level of income, consistent with prudent investment risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the ISI Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 16 of this Prospectus and the “Distribution of Fund Shares” section on page 28 of the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the net asset value at purchase or sale)	None	1.00%1
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.40%	1.00%
Other Expenses	0.33%	0.36%
Total Annual Fund Operating Expenses	1.13%	1.76%

1	A sales charge is imposed if you sell Class C shares within one year of your purchase.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 412	$ 648	$ 904	$1,633
Class C Shares	$ 279	$ 554	$ 954	$2,073

You would pay the following expenses if you did NOT redeem your shares at the end of the periods shown:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 412	$ 648	$ 904	$1,633
Class C Shares	$ 179	$ 554	$ 954	$2,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities issued or guaranteed by the governments of the United States, Canada and Mexico. These securities include the following:

•
U.S. Government Securities are securities issued directly by the U.S. Treasury. These securities include Treasury bills, notes and bonds and U.S. Treasuries issued without coupons (“STRIPS”). They are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due.

•
Canadian Government Securities are securities issued or guaranteed by the Canadian government, any of its provinces, or by their political subdivisions, agencies or instrumentalities. These securities include government of Canada bonds and government of Canada Treasury bills. Canadian government securities will generally be rated at the time of purchase in the two highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”) or if not rated, are determined to be of equivalent quality by the Advisor.

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•
Mexican Government Securities are securities issued or guaranteed by the Mexican government or its political subdivisions, agencies or instrumentalities. These securities are denominated and payable in the Mexican peso. Mexican government securities will generally be rated at the time of purchase in the three highest rating categories by Moody’s or S&P or if not rated, are determined to be of equivalent quality by the Advisor.

The Advisor will actively allocate the Fund’s investments among the United States, Canada and Mexico, based upon its analyses of market conditions, relative yields, and changes in economic and political conditions in these countries. In addition, the Advisor will consider its own forecasts regarding interest rate changes and changes in exchange rates among U.S., Canadian and Mexican currencies. The Fund may invest up to 33% of its total assets in Canadian securities and up to 25% of its total assets in Canadian government securities. The Fund may invest up to 33% of its total assets in Mexican securities and up to 25% of its total assets in Mexican government securities. It is possible that from time to time, none of the Fund’s assets will be invested in either Canada or Mexico.

The Advisor will select securities of varying maturities depending upon its assessment of the relative yields available on securities with different maturities and its expectations of future changes in interest rates. It is expected that the Fund will have an average maturity of approximately 10 years or less during periods of stable or rising interest rates and an average maturity of over 10 years during periods of declining interest rates. The Advisor may shorten or lengthen the Fund’s average maturity based on its forecasts for interest rates.

Principal Risks

The Fund may be suited for you if you are willing to accept the increased risks of investing in Mexican and Canadian government securities, in the hope of achieving a high level of current income and diversifying your investment portfolio.

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund’s share price will vary from day-to-day based upon changes in the price of the securities held by the Fund. The price of these securities will change in response to changes in interest rates, as well as economic and market conditions. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Some of the specific principal risks of investing in the Fund are listed below.

Fixed-Income Securities Risks

•
Interest Rate Risk. The value of the Fund’s shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings.

•
Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

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•
Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.

Foreign Securities Risks

Investing in foreign countries may involve different risks not present in U.S. investments that may increase the chance that the Fund will lose money. Foreign securities markets may have limited regulatory oversight and greater price volatility, higher trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting, reporting and disclosure requirements. The price of foreign securities may be affected by news or events unique to a country or region, such as diplomatic, political or economic developments.

Mexico is considered by the markets to be an Emerging Market ("EM") economy even though it is technically a part of the Organisation for Economic Co-operation and Development (“OECD”), an association of developed countries.  The Mexican credit ratings on its government bonds are Baa1/BBB for its foreign denominated long-term debt and Baa1/A on its local currency long-term debt.  This places Mexico at the upper end of the credit quality spectrum for EM economies.  At times, for example when investors want to add to the high quality portion of EM bonds, the markets reward this position.  At other times, for example when investors seek to reduce their position in EM bonds, Mexico can become a convenient source of funds.  All of this can occur away from the underlying economic situation in Mexico.

Canada has significant natural resource assets, which in the last 10 years has typically produced an annual Balance of Payment Surplus.  At the same time, over the last 10 years, Canada has also typically generated a Federal government budget surplus.  These “twin” surpluses have placed Canada in a unique position among the G-7 countries over the last 10 years.  If the markets sense a change in this position, for example, by anticipating a change in energy prices, it may cause Canadian bonds and currency to move independently of the day-to-day economic outlook, or even the actual daily action of commodity prices.

The principal risks for investments in Canada and Mexico are that the bonds and their interest payments are not denominated in U.S. dollars, which is the currency of the Fund.  The value of foreign currencies could be adversely affected by both economic changes and changes in the overall currency market.

Non-Diversification and Concentration Risks

The Fund is non-diversified and may invest a greater percentage of its assets in the securities of a particular issuer. As a result, the performance of one or a small number of portfolio holdings can affect the Fund’s overall performance more than if the Fund were diversified. In addition, because the Fund may concentrate its investments in U.S., Canadian or Mexican government securities, the Fund may be more sensitive to adverse changes within a particular country than a fund that does not concentrate its investments.

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Management Risks

There can be no assurance that the Advisor’s analyses of economic conditions and its expectations regarding interest rate changes and changes in exchange rates among U.S., Canadian and Mexican currencies will be accurate or that the portfolio strategies based on such analyses will be effective. There is no guarantee that the Fund will achieve its investment objective.

Performance Summary

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year to year for each of the past ten calendar years. The impact of taxes and sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance of Class C shares will differ from the performance of Class A shares to the extent that the classes do not have the same expenses or inception dates. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-882-8585.

Class A Annual Total Returns

During the periods shown in the bar chart, the highest return for a quarter was 6.39% (quarter ended September 30, 2002) and the lowest return for a quarter was -4.30% (quarter ended June 30, 2004).

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Average Annual Total Returns for Periods Ended December 31, 2009

The table below shows how the Fund’s average annual total returns compare with those of the Barclays Capital Intermediate Treasury Index. The table also presents the impact of taxes on the Fund’s Class A returns. After-tax returns are shown for Class A shares only and after-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years	Since Inception of Class C Shares (May 16, 2003)
Class A Shares Return Before Taxes	-2.95%	4.54%	5.96%
Return After Taxes on Distributions	-4.60%	2.95%	3.83%
Return After Taxes on Distributions and Sale of Fund Shares	-1.64%	2.98%	3.82%
Class C Shares Return Before Taxes	-1.66%	4.49%	N/A	3.54%
Barclays Capital Intermediate Treasury Index (reflects no deduction for fees, expenses or taxes)	-1.41%	4.66%	5.48%	3.81%

Portfolio Management

International Strategy & Investment Inc. is the investment advisor of the Fund.

R. Alan Medaugh, Co-Founder and President of the Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio and has acted in this capacity since the Fund’s inception in 1993.

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Purchase and Sale of Fund Shares

Minimum Initial Investment

$5,000, except the minimum for an individual retirement account (“IRA”), qualified retirement plan or within a wrap-fee account managed by your securities dealer or fund servicing agent is $1,000.

Minimum Subsequent Investment

$250, except the minimum for participants in the Automatic Investment Plan is $100. The Automatic Investment Plan is currently closed to new participants.

General Information

You may purchase or redeem (sell) shares of the Fund through your securities dealer or through any fund servicing agent on each day that the Fund is open for business. Transactions must be made through your securities dealer or fund servicing agent, unless the shares are registered in your name. If your Fund shares are registered in your name, transactions may be initiated by written request or by telephone. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call the Fund at 1-800-882-8585.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

When you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT INFORMATION

Investment Objective. The investment objective of the Fund is to provide a high level of income, consistent with prudent investment risk. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in a portfolio of securities issued or guaranteed by the governments of the United States, Canada and Mexico. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

Other Investments. The Fund may also invest, to a lesser extent, in the following securities:

•	The Fund may invest up to 10% of its total assets in high quality securities issued by U.S. corporations. High quality securities are rated in the top two rating categories by a rating agency.

•
The Fund may invest up to 10% of its total assets in a combination of high quality securities issued by international organizations or securities issued by agencies or instrumentalities of the U.S. Government.

Securities issued by international organizations include the World Bank and the Asian Development Bank. The value of securities issued by international organizations may be adversely affected by international political and economic developments.

Securities issued by agencies or instrumentalities of the U.S. Government include the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar entities. Unlike U.S. Treasury securities, U.S. Government agency securities may or may not be backed by the “full faith and credit” of the U.S. Government. Securities issued by Ginnie Mae are backed by the “full faith and credit” of the U.S. Government. Securities issued by Fannie Mae and Freddie Mac, however, are not backed by the “full faith and credit” of the U.S. Government, and are supported only by the credit of the agency or instrumentality itself.

•
The Fund may also invest in bankers’ acceptances and certificates of deposit denominated or payable in the local foreign currency and issued by one of the five most highly capitalized banks in Canada and Mexico.

Temporary Defensive Strategies. To reduce the Fund’s risk under adverse market conditions, the Advisor may, for temporary defensive purposes, invest up to 100% of the Fund’s assets in repurchase agreements backed by U.S., Canadian or Mexican government securities or in high quality commercial paper. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believes that the risk of loss in pursuing the Fund’s primary investment strategies outweighs the opportunity for gains.

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THE FUND’S NET ASSET VALUE

The price you pay when you buy shares or receive when you redeem shares of each Class of the Fund is based on the net asset value per share of that Class. When you buy Class A shares, the price you pay may be increased by a sales charge. See the section entitled “Sales Charges” for details on how and when this charge may or may not be imposed.

The net asset value of each Class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Fund’s transfer agent (the “Transfer Agent”) to determine whether the Fund will close early before a particular holiday. The net asset value of each Class is calculated by subtracting its liabilities from its assets and dividing the result by the number of outstanding shares of the Class. Since the Fund invests in securities that may trade in foreign markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days that shareholders will not be able to purchase or redeem shares.

In valuing its assets, the Fund prices its investments at their market value. The Fund may value securities at fair value pursuant to procedures adopted by the Fund’s Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its net asset value. The Fund’s investments in foreign securities may be more likely to require a fair value determination than investments in domestic securities because an event that might change the value of the foreign securities could occur between the close of the market on which the foreign securities trade and the time that the Fund values its portfolio securities.

You may buy or redeem shares on any day the Exchange is open for business (a “Business Day”). If your order is received by the Fund or its agents in proper form before the close of the Exchange, the price you pay or receive will be based on that day’s net asset value. If your order is received after the close of the Exchange, the price you pay or receive will be based on the net asset value determined on the next Business Day. The proceeds of a redemption of Class C shares would be subject to any applicable contingent deferred sales charge. See the section entitled “Sales Charges” for details on how and when this charge may or may not be imposed.

The following sections describe how to buy and redeem shares.

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HOW TO BUY SHARES

You may buy shares through any securities dealer authorized to sell the Fund’s shares (“Securities Dealer”) and any financial institution that acts as a shareholder servicing agent on behalf of the Fund (“Fund Servicing Agent”). Send your check (along with a completed Application Form) to the Fund’s Transfer Agent in order to open an account. You may obtain an Application Form by calling the Transfer Agent at 1-800-882-8585 or by visiting the Fund’s website at www.isifunds.com. It is the responsibility of your Securities Dealer or Fund Servicing Agent to transmit properly completed orders that will be received by the Transfer Agent in a timely manner.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group that the Fund, in its sole discretion, believes to be involved in frequent trading.

Investment Minimums

Your initial investment must be at least $5,000 unless you are investing in an IRA, qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. Your initial investment may be as low as $1,000 if you are investing in an IRA, qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. Subsequent investments must be at least $250 unless you are a current participant in the Automatic Investment Plan. The Fund reserves the right to change or reduce these minimums at its discretion.

Automatic Investment Plan

The Automatic Investment Plan is closed to new participants. If you are a current participant in the Automatic Investment Plan, your subsequent investments may be as low as $100.

Dividend Reinvestment Plan

Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional shares of the Fund at the current net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an “ISI Fund”). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your Securities Dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

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When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or your Securities Dealer or Fund Servicing Agent. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.

The Fund will attempt to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your shares and you will be subject to any related taxes.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, it is possible that your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Limitations on Frequent Purchases and Redemptions

The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of the Fund’s shares. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund may interfere with the management of the Fund’s portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within a certain period. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment. These restrictions apply uniformly among all shareholders.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

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HOW TO REDEEM SHARES

You may redeem all or part of your investment through your Securities Dealer or Fund Servicing Agent. Contact them for information on how to place your redemption order and how you will be paid. If your account is registered in your name (rather than in your Securities Dealer’s or Fund Servicing Agent’s name), you may also redeem shares by contacting the Transfer Agent. Redemptions through the Transfer Agent may be made by mail or, if you are redeeming $50,000 or less, by telephone. See the section entitled “Telephone Transactions” for more information on this method of redemption. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may take up to 15 calendar days.

Your Securities Dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your shares.

1)
A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2)
In certain circumstances, a guarantee of your signature. These circumstances include: a change in ownership of your account; a change in your address within the past 30 days; a request to mail a check to an owner, bank account or address other than that stated on your Application Form; or a redemption request of more than $50,000. Your signature guarantee must be obtained from a bank or Securities Dealer that participates in the STAMP Medallion Program. Your signature can not be guaranteed by a notary.

3)	Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4)	Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you are entitled to a dividend and you have redeemed all of your shares prior to the payable date, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to 15 days, whichever is earlier.

Small Accounts. If you redeem sufficient shares to reduce your investment to $3,500 or less, the Fund may redeem your remaining shares and close your account after giving you 60 days’ notice. This does not currently apply to shares held in an IRA or qualified retirement plan or shares held within a wrap-fee account managed by a Securities Dealer or Fund Servicing Agent.

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Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur when the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1% of the Fund’s assets).

Systematic Withdrawal Plan. If you own shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund’s Systematic Withdrawal Plan. Each redemption under this plan involves all of the tax implications normally associated with Fund redemptions. Contact your Securities Dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

If your shares are registered in your name, you may redeem them (in an amount up to $50,000) or exchange them for shares of another ISI Fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

During periods of significant economic or market volatility, you may experience difficulty contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

TRANSACTIONS THROUGH THIRD PARTIES

The policies and fees (other than sales charges) charged by your Securities Dealer or Fund Servicing Agent may be different than those of the Fund. These financial institutions may charge transaction fees and may have different minimum investment requirements or different limitations on buying or selling shares. These institutions may designate intermediaries to accept purchase and sales orders on behalf of the Fund. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your Securities Dealer or Fund Servicing Agent for more information.

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The Advisor or its affiliates may enter into arrangements with a Securities Dealer or Fund Servicing Agent under which the Advisor, at its own expense, will pay the financial institution a fee for providing distribution related services and/or performing certain administrative servicing functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of Fund shareholders. The Fund may also directly compensate a Securities Dealer or Fund Servicing Agent (if approved by the Board) for providing administrative servicing functions for the benefit of Fund shareholders. Payments by the Advisor or an affiliate out of its own resources that create an incentive for these financial institutions to sell shares of the Fund and/or to promote retention of customer assets in the Fund are sometimes referred to as “revenue sharing” (see the Fund’s Statement of Additional Information (“SAI”) for additional details).

SALES CHARGES

Class A Shares

The price you pay to buy Class A shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of the sales charge included in your purchase price will be according to the following schedule:

	Sales Charge as % of
Amount of Purchase	Offering Price	Net Amount Invested
Less than $100,000	3.00%	3.09%
$100,000 - $249,999	2.50%	2.56%
$250,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.50%	1.52%
$1,000,000 - $1,999,999	0.75%	0.76%
$2,000,000 - $2,999,999	0.50%	0.50%
$3,000,000 and over	None	None

The sales charge you pay on a purchase of Class A shares may be reduced or eliminated if you qualify under the rights of accumulation plan, letter of intent, or under any of the circumstances described under “Purchases at Net Asset Value” below.

Rights of Accumulation. If you are purchasing additional Class A shares of the Fund or shares of Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., or ISI Strategy Fund, Inc., you may combine the value of your purchase with the value of your existing investments and those of your spouse and your children under the age of 21 to determine whether you qualify for a reduced sales charge. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

16

To be entitled to a reduced sales charge based on the shares you already own, you must ask for the reduction at the time of purchase. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent. If you anticipate making additional purchases of Class A shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent indicating the total value of your anticipated purchases and your intention to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to your combined intended purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Calculating Your Sales Charge. The transaction processing procedures maintained by certain financial institutions through which you can purchase shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under rights of accumulation or letters of intent. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to identify account assets that qualify for a reduced sales charge under rights of accumulation or letters of intent.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1)	If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2)	If you are exchanging an investment in another ISI Fund for an investment in the Fund (see “Purchases by Exchange” below for a description of the conditions).

3)
If you are a current or retired Director of this or any other ISI Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund’s administrator, or a broker-dealer authorized to sell Class A shares of the Fund.

4)
If you purchase Class A shares in a fiduciary or advisory account through a bank, bank trust department, registered investment advisor, financial planner or Securities Dealer. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your Securities Dealer or Fund Servicing Agent if you buy Class A shares in this manner.

Sales charge information regarding the Fund is available on the Fund’s website at www.isifunds.com. Additional information about sales charges is in the Fund’s SAI.

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Purchases by Exchange. You may exchange Class A shares of the Fund for an equal dollar amount of shares of Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. or ISI Strategy Fund, Inc. without payment of the sales charges described above or any other charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days’ notice.

You may request an exchange through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order. If your shares are registered in your name, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price. The price you receive when you redeem Class A shares will be the net asset value per share.

Class C Shares

Offering Price. The price you pay to buy Class C shares is the net asset value per share.

Redemption Price/Contingent Deferred Sales Charge (“CDSC”). If you redeem your Class C shares more than a year after you purchase the shares, the price you receive will be the net asset value per share. If you redeem your Class C shares within the first year after your purchase, you will pay a CDSC equal to 1% of the lower of: (1) the net asset value of the Class C shares at the time of purchase, or (2) the net asset value of the Class C shares next calculated after the Fund receives your redemption request.

The CDSC does not apply to Class C shares you purchase through reinvestment of dividends or distributions. Accordingly, you never pay a CDSC on any increase in your investment above the initial purchase price.

The CDSC generally will be waived under the following circumstances:

•	If the Fund redeems your Class C shares because your account balance is too low;

•	If your Class C shares are redeemed following your death or disability;

•
If you are redeeming Class C shares to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986 or a plan operating consistent with Section 403(b) of the Code in connection with a loan, hardship withdrawal, or excess contribution or because of your death, disability, retirement, or change of employment; or

•	If you are redeeming Class C shares to effect a required distribution from an IRA or other retirement plan upon your reaching the age of 70 1/2.

Class C shares not subject to a CDSC will always be redeemed first. In computing the CDSC, the length of time you owned the Class C shares will be measured from the date of the original purchase.

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Distribution and Shareholder Service Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay distribution and other fees for the sale of its shares and for shareholder services provided by your Securities Dealer or Fund Servicing Agent. Class A shares pay an annual distribution/shareholder service fee equal to 0.40% of the average daily net assets allocable to Class A shares. Class C shares pay an annual distribution/shareholder service fee equal to 1.00% of the average daily net assets allocable to Class C shares, of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

Dividends and Distributions

The Fund’s policy is to distribute to shareholders substantially all of its estimated net investment income and short-term capital gains in the form of monthly dividends at a rate approved by the Fund’s Board of Directors and to distribute net realized long-term capital gains at least annually. To the extent that the Fund’s net investment income and short-term capital gains are less than the approved fixed dividend rate, some of those dividends may be deemed to be paid from long-term capital gains or as a return of shareholder capital.

Certain Federal Income Tax Consequences

The following summary is based on current tax laws, which may change.

The Fund expects that its distributions will primarily consist of ordinary income and capital gains. The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. Dividends and distributions may be subject to federal, state and local taxation, depending upon your tax situation, whether you receive them in cash or reinvest them in additional shares. Income dividends and short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of Fund shares is generally a taxable event. For tax purposes, an exchange of shares for shares of a different ISI Fund is the same as a sale.

More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR

International Strategy & Investment Inc., the Fund’s investment advisor, is located at 40 West 57th Street, New York, New York 10019. The Advisor is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc. These funds, together with the Fund, had approximately $420 million in net assets as of December 31, 2009.

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As compensation for its services during the fiscal year ended October 31, 2009, the Advisor received from the Fund a fee equal to 0.40% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its advisory fee and reimburse expenses, if necessary, so that the total annual operating expenses of Class C shares do not exceed 1.85% of average daily net assets. This agreement will continue until at least February 28, 2011 and may be extended.

The continuance of the Investment Advisory Agreement with the Advisor was most recently approved by the Fund’s Board of Directors on September 16, 2009. A discussion summarizing the basis on which the Board of Directors approved the continuance of the Investment Advisory Agreement is included in the Fund’s annual report for the year ended October 31, 2009.

Portfolio Management

R. Alan Medaugh, President and a Director of the Fund and President of the Advisor, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Medaugh co-founded the Advisor with Edward S. Hyman in 1991. Before joining the Advisor, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

Mr. Hyman, Senior Economic Advisor of the Fund and Chairman of the Advisor, is responsible for developing the forecasts and economic analyses upon which the selection of investments in the Fund’s portfolio is based. Before joining the Advisor, Mr. Hyman was vice chairman and a Board member of C.J. Lawrence Inc. and, prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor’s private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a “first team” economist, which is its highest rating, in each of the last 30 years.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

OTHER SERVICE PROVIDERS

International Strategy & Investment Group Inc., 40 West 57th Street, New York, New York, is the principal underwriter of the Fund.

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Cincinnati, Ohio, is the Fund’s administrator, transfer and dividend disbursing agent, and fund accountant.

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is the Fund’s custodian.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2009, 2008, 2007 and 2006 has been audited by BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), whose report, along with the Fund’s financial statements, is included in the October 31, 2009 annual report, which is available upon request. Information for the year ended October 31, 2005 was audited by another independent registered public accounting firm.

CLASS A SHARES

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$7.22	$7.53	$7.41	$7.34	$7.41

Income (loss) from investment operations:
Net investment income (a)	0.14	0.23	0.26	0.25	0.26
Net realized and unrealized gains (losses) on investments and foreign currencies	0.56	(0.18)	0.22	0.18	0.06
Total from investment operations	0.70	0.05	0.48	0.43	0.32

Less distributions:
Dividends from net investment income	(0.08)	(0.19)	(0.35)	(0.30)	(0.31)
Distributions from net realized gains	(0.28)	(0.14)	—	(0.01)	(0.03)
Return of capital	—	(0.03)	(0.01)	(0.05)	(0.05)
Total distributions	(0.36)	(0.36)	(0.36)	(0.36)	(0.39)

Net asset value at end of year	$7.56	$7.22	$7.53	$7.41	$7.34

TOTAL RETURN(b)	9.80%	0.51%	6.71%	6.04%	4.39%

Net assets at end of year (000’s)	$132,814	$140,326	$131,748	$146,854	$177,101

Ratio of expenses to average net assets	1.13%	1.11%	1.11%	1.06% (c)	1.04%

Ratio of net investment income to average net assets	1.87%	2.97%	3.54%	3.47% (c)	3.55%

Portfolio turnover rate	1.31%	108%	49%	53%	66%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The October 31, 2006 ratios of expenses and net investment income to average net assets were unaffected by the waiver of distribution fees during the year.

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CLASS C SHARES

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$7.21	$7.52	$7.40	$7.33	$7.40

Income (loss) from investment operations:
Net investment income(a)	0.09	0.18	0.21	0.21	0.21
Net realized and unrealized gains (losses) on investments and foreign currencies	0.55	(0.18)	0.22	0.17	0.06
Total from investment operations	0.64	0.00	0.43	0.38	0.27

Less distributions:
Dividends from net investment income	(0.03)	(0.14)	(0.30)	(0.25)	(0.26)
Distributions from net realized gains	(0.28)	(0.14)	—	(0.01)	(0.03)
Return of capital	—	(0.03)	(0.01)	(0.05)	(0.05)
Total distributions	(0.31)	(0.31)	(0.31)	(0.31)	(0.34)

Net asset value at end of year	$7.54	$7.21	$7.52	$7.40	$7.33

TOTAL RETURN(b)	8.97%	(0.12% )	6.03%	5.35%	3.73%

Net assets at end of year (000’s)	$24,659	$20,636	$16,848	$15,579	$15,944

Ratio of expenses to average net assets	1.76%	1.73%	1.74%	1.72%	1.69%

Ratio of net investment income to average net assets	1.22%	2.34%	2.93%	2.81%	2.89%

Portfolio turnover rate	131%	108%	49%	53%	66%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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ISI NORTH AMERICAN GOVERNMENT BOND FUND

Investment Advisor INTERNATIONAL STRATEGY & INVESTMENT INC. 40 West 57th Street, 18th Floor New York, NY 10019

Administrator ULTIMUS FUND SOLUTIONS, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Distributor INTERNATIONAL STRATEGY & INVESTMENT GROUP INC. 40 West 57th Street, 18th Floor New York, NY 10019 (800) 955-7175

Transfer Agent ULTIMUS FUND SOLUTIONS, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 1-800-882-8585	Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Custodian THE NORTHERN TRUST COMPANY 50 South LaSalle Street Chicago, IL 60675	Fund Counsel KRAMER LEVIN NAFTALIS & FRANKEL LLP 1177 Avenue of the Americas New York, NY 10036

23

ISI NORTH AMERICAN
GOVERNMENT BOND FUND
CLASS A SHARES
CLASS C SHARES

You may obtain the following additional information about the Fund, free of charge, from your Securities Dealer or Fund Servicing Agent, by calling (800) 955-7175, or by visiting the Fund’s website at www.isifunds.com:

•  A statement of additional information (SAI) about the Fund that is incorporated by reference into and is legally part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

•  The Fund’s most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Call (202) 551-8090 to find out about the operation of the Public Reference Room). The EDGAR Database on the Commission’s Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520.

For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your Securities Dealer or Fund Servicing Agent.

Investment Company Act File No. 811-7292

STATEMENT OF ADDITIONAL INFORMATION

NORTH AMERICAN GOVERNMENT BOND FUND, INC.

CLASS A SHARES – NOAMX

CLASS C SHARES - NORCX

40 West 57th Street, 18th Floor
New York, New York 10019

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED MARCH 1, 2010. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY PART OF, THIS SAI.  A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT, OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 40 WEST 57th STREET, 18th FLOOR, NEW YORK, NEW YORK 10019, (800) 955-7175.

Statement of Additional Information Dated March 1, 2010

for

ISI North American Government Bond Fund

GENERAL INFORMATION AND HISTORY

North American Government Bond Fund, Inc. (the “Fund”) is an open-end, non-diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the “SEC”), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment.  The Fund currently offers two classes of shares: ISI North American Government Bond Fund – Class A Shares (the “Class A Shares”) and ISI North American Government Bond Fund – Class C Shares (the “Class C Shares” and, together with the Class A Shares, the “Shares”).

The Fund’s Prospectus contains important information concerning the Shares and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's principal underwriter (“ISI Group” or the “Distributor"), at (800) 955-7175, or from securities dealers authorized to sell Shares (each a “Participating Dealer”). A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a “Shareholder Servicing Agent”).  Some of the information required to be included in this Statement of Additional Information (“SAI”) is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained elsewhere in the Fund’s registration statement filed with the SEC. Copies of the registration statement as filed may be obtained from the SEC by paying a duplicating charge or by visiting the SEC website at http://www.sec.gov.

The Fund was incorporated under the laws of the State of Maryland on October 20, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its Shares under the Securities Act of 1933, as amended, and began operations on January 15, 1993.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide a high level of current income, consistent with prudent investment risk, by investing at least 80% of its net assets in bonds issued or guaranteed by the governments of the United States, Canada and Mexico. The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.

Except as specifically identified under "Investment Restrictions," the investment policies described in this SAI are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the outstanding Shares (as defined in the section "Capital Shares"). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its “net assets” in the following bonds and debentures: (i) U.S. Treasury securities, which securities are direct obligations of the United States government (see the section entitled "United States Government Securities"); and (ii) bonds or debentures issued or guaranteed by the Canadian and Mexican governments or their subdivisions, agencies or instrumentalities and denominated either in U.S. dollars or in the local foreign currency.  For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.  The notice will be provided in a separate written document containing the following, or similar statement in boldface type: “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.  The Fund will invest no more than 25% of its total assets in Canadian government securities (see "Canadian Government Securities" below) and no more than 25% of its total assets in Mexican government securities (see "Mexican Government Securities" below).

The Fund may invest in bankers’ acceptances and certificates of deposit denominated or payable in the local foreign currency and issued by one of the five most highly capitalized banks in Canada or Mexico. The Fund will limit its investments in either Canadian or Mexican securities to 33% of its total assets.

Under normal circumstances, the Canadian Government securities held in the Fund's portfolio will be rated, at the time of purchase, Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Group ("S&P") or, if not rated by Moody's or S&P, determined to be of comparable quality by the Fund's investment advisor (the "Advisor"). Except as provided below, the Mexican Government securities in which the Fund may invest will be rated, in the case of long-term securities, Baa or higher by Moody's, or BBB or higher by S&P, or comparable quality, or in the case of short-term securities, Prime-3 or higher by Moody's, A-3 or higher by S&P, or comparable quality. Where deemed appropriate by the Advisor, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in Mexican Government securities or in fixed-income securities issued by governments of other countries in Latin America or elsewhere (and denominated in either U.S. dollars or the local foreign currency), which securities are rated Ba by Moody's or BB by S&P, or comparable quality. If a fixed-income security held by the Fund is rated Baa or BBB, in the case of a long-term security, or Prime-3 or A-3 in the case of a short-term security, and is subsequently downgraded by a rating agency, such security will be included in the Fund's below-investment grade holdings for purposes of the foregoing 10% limit. In addition, the Fund will retain such security in its portfolio only until the Advisor determines that it is practicable to sell the security without undue market or tax consequences to the Fund. Moreover, in the event that such downgraded securities constitute 5% or more of the Fund's total assets, the Advisor will sell sufficient securities to reduce the total to below 5%.

Although the Fund reserves the right to invest up to 20% of its total assets in fixed-income securities that are issued or guaranteed by the governments of countries located in Latin America (other than Mexico) or other foreign countries, or any of their political subdivisions, agencies, instrumentalities and authorities, the Fund has no current intention to make such investments during the coming year. Any investment in such fixed-income securities would be rated, at the time of purchase, Baa or higher by Moody's, BBB or higher by S&P, or comparable quality except that the Fund may invest in such fixed-income securities rated at the time of purchase, Ba by Moody's or BB by S&P, or comparable quality, subject to the limitation of 10% of the Fund's total assets discussed above.

The Fund’s income and, in some cases, capital gains from foreign securities may be subject to applicable taxation in certain countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.  See the section entitled “Federal Tax Considerations.”

The Fund may also engage in certain other investment practices, including practices to protect against fluctuations in foreign currencies, which practices are described more fully in the section below entitled "Currency and Interest Rate Hedging Transactions."

United States Government Securities

The Fund may invest in U.S. Treasury securities (including Treasury bills, Treasury notes, Treasury bonds and STRIPS) that are issued by the U.S. government and backed by the full faith and credit of the United States and that differ only in their interest rates, maturities and times of issuance. STRIPS are U.S. Treasury securities that trade at a yield to maturity higher than do comparable maturity U.S. Treasury securities. STRIPS do not pay interest currently, but are purchased at a discount and are payable in full at maturity. However, the value of STRIPS may be subject to greater market fluctuations from changing interest rates prior to maturity than the value of other U.S. Treasury securities of comparable maturities that bear interest currently.

The Fund also may invest in obligations of agencies or instrumentalities of the U.S. government ("Agency securities"). Agency securities include obligations of the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and similar entities. Unlike U.S. Treasury securities, Agency securities may or may not be backed by the full faith and credit of the U.S. government. Agency securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. Agency securities issued by Fannie Mae and Freddie Mac, however, are not backed by the full faith and credit of the U.S. government, and are supported only by the credit of the agency or instrumentality itself. The Fund will limit its investment in Agency securities, together with its investment in bonds issued by international organizations (described below), to 10% of the Fund's total assets.

Canadian Government Securities

Canadian Government securities include securities issued or guaranteed by the Government of Canada, any of its provinces or by their respective political subdivisions, agencies and instrumentalities.

Canadian Government securities in which the Fund may invest include government of Canada bonds and government of Canada Treasury bills. The Bank of Canada, acting on behalf of the Canadian federal government, is responsible for the distribution of Treasury bills and federal bond issues. Government of Canada Treasury bills are debt obligations with maturities of less than one year. Government of Canada bond issues frequently consist of several different bonds with various maturity dates representing different segments of the yield curve with maturities ranging from one to 30 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agencies and provincial Crown corporations. Each new issue’s yield is based upon a spread from an outstanding government of Canada issue of comparable term and coupon. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies. Most provinces also issue Treasury bills.

Many municipalities and municipal financial authorities in Canada raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Mexican Government Securities

Mexican government securities in which the Fund may invest include those securities that are issued or guaranteed in full by the Mexican federal government or its instrumentalities.

Government of Mexico securities denominated and payable in the Mexican peso include: (i) Certificados de la Tesoreria (“Cetes”), book-entry securities sold directly by the Mexican government on a discount basis and with maturities ranging from seven to 364 days; (ii) Bondes, long-term development bonds with a minimum term of 364 days issued directly by the Mexican government; and (iii)Unidades de inversion (“Udibonos”), securities issued by the Mexican government that pay a fixed rate of interest over inflation every 182 days.

The Fund may also invest up to 10% of its assets in dollar-denominated, collateralized "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to the Mexican government for new bonds under a debt restructuring plan introduced in 1989 by then-U.S. Secretary of the Treasury, Nicholas Brady. The Brady Bonds in which the Fund may invest may be fixed rate or floating rate bonds that are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds, and on which the first 18 months of interest coupon payments are collateralized by funds (cash or securities) held in escrow by an agent for the bondholders.

Corporate Bonds

The Fund may invest up to 10% of its total assets in high quality bonds issued by U.S. corporations rated, at the time of purchase, Aa or higher by Moody’s, AA or higher by S&P, or comparable quality. The market value of the Fund's corporate bonds will change in response to interest rate changes and other factors, including changes in general economic conditions and other specific developments that adversely impact the issuer of a bond.

Bonds Issued by International Organizations

Bonds issued by international organizations are designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the InterAmerican Development Bank, the European Investment Bank, the Asian Development Bank and similar entities. Bonds issued by international organizations may be denominated in currencies other than the U.S. dollar. The Fund will invest only in such bonds rated, at the time of purchase, Aa or higher by Moody’s, AA or higher by S&P, or comparable quality. The Fund will limit its investment in such bonds, together with Agency securities (described above), to 10% of the Fund's total assets.

Below-Investment Grade Bonds

The Fund may purchase bonds, including debentures, that are rated BB by S&P or Ba by Moody's or that are unrated by S&P or Moody's if such bonds, in the judgment of the Advisor, meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds."  These securities may trade at substantial discounts from their face values. Appendix A to this SAI sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. Generally, securities which are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade are of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisor does not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplements such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high yield securities will be significantly affected not only by credit quality, but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisor of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

Investing in higher yield, high risk, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced, and there may be significant disparities in the prices quoted for high yield bonds by various dealers. In addition, adverse economic developments could disrupt the high yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically.

While the liquidity of the secondary market for high yield bonds may be significantly reduced in adverse economic conditions, the market for high yield bonds may be less liquid than the market for investment grade corporate bonds even under normal conditions. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high yield bonds may become more volatile and there may be significant disparities in the prices quoted for high yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

Finally, prices for high yield bonds may be affected by legislative and regulatory developments. In addition, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buy outs. Such legislation may significantly depress the prices of outstanding high yield bonds.

Repurchase Agreements

The Fund may agree to purchase U.S. Treasury securities, Canadian Treasury securities or Mexican Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements related to Canadian Treasury securities and Mexican Treasury securities will be of a duration of no more than one business day. Repurchase agreements related to U.S. Treasury securities will be of a duration of no more than seven days from the date of purchase. The collateral for such repurchase agreements will be held by the Fund's custodian or a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Advisor. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral. There are several additional risks related to repurchase agreements with respect to Treasury securities issued by foreign governments. First, although the Fund will only enter into repurchase agreements collateralized by Canadian or Mexican Treasury securities that initially have a value at least equal to the repurchase price, under certain circumstances it might be possible that the value of the collateral being held with respect to any such repurchase agreement would be reduced to such an extent that the agreement would be undercollateralized. Second, in the event of default or bankruptcy of the selling institution, enforcement of the Fund's rights would be subject to additional difficulties and delays due to legal considerations of the applicable foreign country. The Fund may invest in repurchase agreements with respect to U.S. Treasury securities, Canadian Treasury securities and Mexican Treasury securities and in commercial paper rated Prime-1 by Moody's or A-1 by S&P, or comparable quality, as determined by the Advisor.

Currency and Interest Rate Hedging Transactions

To hedge against adverse price movements in the currencies underlying the Fund's securities (as well as the denominated currencies of the securities it might wish to purchase), the Fund may engage in transactions in forward foreign currency contracts, options on currencies, and futures contracts and options on futures contracts on currencies. The Fund will not engage in any such transactions in excess of the value of the securities denominated or payable in the foreign currency which are then held in the Fund's portfolio.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

Currently, only a limited market exists for hedging transactions relating to the Mexican peso. This may limit the Fund's ability to effectively hedge its investments in Mexico. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in either the Canadian dollar or Mexican peso ("foreign currency"), it may, for example, desire to "lock in" the price of the security in U.S. dollars, Canadian dollars or Mexican pesos. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

In addition, the Fund may enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Futures Contracts and Options" below).

If the currency in which the Fund's portfolio securities (or portfolio securities that the Fund anticipates purchasing) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Advisor. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by requirements in the Internal Revenue Code of 1986, as amended (the "Code"), relating to qualification as a regulated investment company. (See the section entitled "Federal Tax Considerations.")

Futures Contracts and Options.   The Fund may purchase and sell futures contracts on debt securities and indices of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. The Fund may also purchase and sell currency futures contracts as a hedge to protect against anticipated changes in currency rates or as an efficient means to adjust its exposure to the currency market. The Fund may also write (sell) covered call options on futures contracts, purchase put and call options on futures contracts and may enter into closing transactions with respect to such options on futures contracts purchased or sold. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any Canadian or Mexican currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the currency underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying currency at a specified time in return for an agreed upon price.

When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and liquid assets will be deposited in a segregated account with the Fund's custodian so that the segregated amount, plus the amount of initial margin deposits held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of the futures contract is unleveraged. The Fund will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on a recognized futures exchange. The Fund will not enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's open futures contracts and premiums paid for unexpired options on futures contracts, excluding "bona fide hedging" transactions, would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-the-money," the amount may be excluded in calculating the 5% limitation.

 The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies.

Other risks include, but are not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the security or currency hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the security or currency being hedged; failure to qualify as a regulated investment company under Subchapter M of the Code and potential losses in excess of the amount initially invested in futures contracts themselves. If the expectations of the Advisor regarding movements in securities prices, interest rates or exchange rates are incorrect, the Fund might have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

When-Issued Securities

From time to time, in the ordinary course of business, the Fund may purchase securities at their current market value on a forward commitment or "when-issued" basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment will take place after the date of the commitment. The Fund will establish a segregated account with its custodian consisting of cash, cash equivalents or U.S. Treasury securities, or other high quality liquid debt securities equal at all times to its when-issued commitments. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund purchases securities on a forward commitment or "when-issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations, and are at least equal to the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities to a particular borrower, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets. The Board of Directors will monitor the Fund's lending of portfolio securities.

Additional Risk Factors

Special Risks of Canadian and Mexican Treasury Securities.   The Canadian government debt securities market is significantly smaller, less well developed and less liquid than the U.S. debt securities market. Recently, Canadian real economic growth has declined after several years of improved performance. A return to marginal growth could affect the Advisor's determination of the appropriate allocation of the Fund's investments within Canada and among the United States, Canada and Mexico.

The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican Government securities. The value of the Fund's portfolio investments may be affected by the global recession as well as changes in oil prices, interest rates, taxation and other political or economic developments in Mexico. The Fund can provide no assurance that future developments in the Mexican economy, in Mexican government policy or in the political landscape will not impair its investment flexibility, operations or ability to achieve its investment objective. Moreover, recent events in Latin America have shown that economic, financial and political events in one country of the region can negatively influence the economic, financial and political conditions of another country of the region.

Currency Risks.   A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Accordingly, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. In an attempt to protect against uncertainty in the level of future foreign exchange rates, the Fund is authorized to and may occasionally use forward foreign currency exchange contracts and futures contracts and may purchase and write (sell) options on foreign currencies. The Fund may use such forward contracts and options when, for example, it enters into a contract for the purchase or sale of a security denominated in a foreign currency, and the Fund desires to "lock in" the U.S. dollar price of the security. Also, when the Advisor believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, the Fund may enter into forward contracts and options approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Risk of International Investing.   Investments in foreign securities are subject to risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities are not subject to the regulatory requirements applicable to U.S. securities and, therefore, there may be less publicly available information about such securities. Moreover, foreign securities are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. securities.

Securities of foreign issuers, including foreign governments, may be less liquid than comparable securities of U.S. issuers and, therefore, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets, including markets for foreign government securities, than in the United States. In addition, differences in clearance and settlement procedures on foreign markets may result in delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

Non-Diversified Status.   The Fund is classified as a non-diversified investment company under the 1940 Act, and as such is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Code. (See the section below entitled "Federal Tax Considerations—Qualification as a Regulated Investment Company.")

Bonds Issued by International Organizations.   Securities issued or guaranteed by foreign governments, their political subdivisions, agencies and instrumentalities are not treated like U.S. government securities for purposes of the diversification tests, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, securities issued or guaranteed by a foreign government, its political subdivisions, agencies or instrumentalities may in certain circumstances not be treated as issued by a single issuer for purposes of these diversification tests. Thus, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, the Fund may be required to diversify its portfolio of Canadian Government securities and Mexican Government securities in a manner which would not be necessary if the Fund limited its investments to U.S. government securities.

INVESTMENT RESTRICTIONS

The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund’s Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1.
Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

2.
With respect to 50% of its net assets, invest more than 5% of its total assets in the securities of any single issuer (the U.S. government and its agencies and instrumentalities are not considered an issuer for this purpose);

3.
With respect to 50% of its net assets, invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer (the U.S. government and its agencies and instrumentalities are not considered an issuer for this purpose);

4.
Invest 25% or more of the value of its total assets in securities of issuers in any one industry (for these purposes, the U.S. government, its agencies and instrumentalities are not considered an industry);

5.	Invest in real estate or mortgages on real estate;

6.
Purchase or sell commodities or commodities contracts or futures contracts, except that the Fund may enter into forward foreign currency exchange contracts, futures contracts and options in accordance with its investment objective and policies;

7.	Act as an underwriter of securities within the meaning of the federal securities laws;

8.	Issue senior securities, except that the Fund may enter into forward foreign currency contracts and futures contracts in accordance with its investment objective and policies;

9.
Make loans, except that the Fund may purchase or hold debt instruments and may lend its portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies;

10.	Effect short sales of securities;

11.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

12.	Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

13.	Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

14.	Invest in shares of any other investment company registered under the 1940 Act;

15.
Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

16.	Invest in companies for the purpose of exercising management or control;

17.
Invest in puts or calls, or any combination thereof, except that the Fund may enter into options, forward foreign currency contracts and futures contracts, in accordance with its investment objective and policies; or

18.
Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Fund's Board of Directors (the “Board”).  The Fund will not:

1.	Invest more than 10% of the value of its net assets in illiquid securities.

VALUATION OF SHARES AND REDEMPTIONS

Valuation of Shares

The net asset value of each class of Shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day that the Exchange is open for business. The Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to transmit orders from its customers after the Fund's close of business. So long as a third party receives an order prior to the close of the Exchange, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

Redemptions

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund may make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described above under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law.  The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX CONSIDERATIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

The Fund intends to qualify and elects to be treated as a “regulated investment company” ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders (the “Distribution Requirement”). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

The Fund may invest in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although the Fund intends to distribute substantially all of its investment company taxable income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.   Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

 If the Fund fails to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Federal Excise Tax

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts not meeting the 98% threshold.  The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

Fund Distributions

Distributions of investment company taxable income are generally taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gain distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your Shares by an amount equal to the deemed distribution less the tax credit.

If the net asset value at the time you purchase Shares reflects undistributed investment company taxable income or realized capital gains, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as return of capital to the extent of the tax basis in your Shares.  Any excess will be treated as a gain from the sale of those Shares.  You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.  If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

Ordinarily, you should include all dividends as income in the year of payment.  However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The U.S. has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.  However, treaties between the U.S. and certain countries may not be available in some cases to reduce the otherwise applicable tax rates.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Shares is a taxable event for you. Generally, any gain or loss on the sale, exchange or redemption of Shares will be a capital gain or loss that will be long-term if you have held your shares for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of Shares held for six months or less as a long-term capital loss to the extent of the amount of the prior capital gains distribution you received with respect to such Shares (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) Shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

If you (1) incur a sales load in acquiring Shares, (2) dispose of such Shares less than 91 days after they are acquired and (3) subsequently acquire Shares of another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the Shares subsequently acquired) shall not be taken into account in determining gain or loss on such Shares but shall be treated as incurred on the acquisition of the subsequently acquired Shares.

In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at an applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”), or (3) have failed to certify to the Fund that you are not subject to backup withholding.

State and Local Taxes

Depending upon state and local law, distributions by the Fund and the ownership of Shares may be subject to the state and local taxes.  Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

Foreign Shareholders

Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business.  Typically, ordinary income dividends paid from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30% provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund.  Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person.  Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the IRS with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

MANAGEMENT OF THE FUND

The overall business and affairs of the Fund is managed by the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board and the Fund’s officers are responsible for managing the Fund’s affairs and for exercising the Fund’s powers except those reserved for the shareholders and those assigned to the Advisor and other service providers.  The day-to-day operations of the Fund are delegated to the Fund's officers, the Advisor, the Distributor and the Fund's administrator. Seventy-five percent of the Directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator. Each Director and officer holds office until he resigns, is removed or a successor is elected and qualified.

Directors and Officers

The following information is provided for each Director and officer of the Fund. The first section of the table lists information for each Director who is not an “interested person” of the Fund (as defined in the 1940 Act) (an “Independent Director”).  Information for each non–Independent Director (an “Interested Director”) follows. Unless otherwise indicated, the address of each Director and officer is 40 West 57th Street, 18th Floor, New York, New York 10019.

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held By Director
Independent Directors:
W. Murray Jacques (age 73)	Director; Chairman of Compensation Committee; Member of Audit and Compliance Committee and Nominating Committee	Since 2002	President of WMJ Consulting, LLC (real estate investment management company) (1999 to present); formerly, Principal of CM Coastal Development, LLC (real estate development) (2002 to 2006)	4	None
Louis E. Levy (age 77)	Director and Chairman; Chairman of Audit and Compliance Committee; Member of Nominating Committee and Compensation Committee	Since 1994	Retired Partner, KPMG Peat Marwick (retired 1990); formerly, a Director of Kimberly-Clark Corp. (personal consumer products) (retired 2004), Household International, Inc. (consumer finance) (retired 2004) and Scudder Group of Mutual Funds (retired 2005)	4	None
Edward A. Kuczmarski (age 60)	Director; Chairman of Nominating Committee; Member of Audit and Compliance Committee and Compensation Committee	Since 2007	Certified Public Accountant and Partner of Crowe Horwath LLP (accounting firm)	4	Board Member of Reich & Tang Funds; Trustee of Empire Builder Tax Free Bond Fund
Interested Director*
R. Alan Medaugh (age 66)	Director and President	Director since 2007; President since 1991	President of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Director of International Strategy & Investment Group Inc. (registered broker-dealer) (1991 to present)	4	None

*	Mr. Medaugh is deemed to be an Interested Director, as defined in the 1940 Act, because he is President of the Advisor and a Director of the Distributor.

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers:
Edward S. Hyman (age 64)	Senior Economic Advisor	Since 1991
Chairman of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Chairman and President of International Strategy & Investment Group Inc. (registered broker-dealer) (1991 to present)

Nancy R. Lazar (age 52)	Vice President	Since 1997
Executive Vice President, Assistant Treasurer, and Secretary of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Executive Vice President, Assistant Treasurer and Secretary of International Strategy & Investment Group Inc. (registered broker-dealer) (1991 to present)

Carrie L. Butler (age 42)	Vice President	Since 1991	Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2000 to present)
Edward J. Veilleux (age 66) 5 Brook Farm Court Hunt Valley, MD 21030	Vice President and Chief Compliance Officer	Vice President since 1992; Chief Compliance Officer since 2008
President, EJV Financial Services, LLC (mutual fund consulting company) (2002 to present).; officer of various investment companies for which EJV Financial Services provides consulting and compliance services

Stephen V. Killorin (age 56)	Vice President	Since 2002
Executive Managing Director and Chief Financial Officer of International Strategy & Investment Inc. (registered investment advisor) (2000 to present); Executive Managing Director and Chief Financial Officer of International  Strategy & Investment Group Inc. (registered broker-dealer) (2000 to present); formerly, Treasurer and Chief Financial Officer of the Fund (until December 2007) and Chief Compliance Officer of the Fund (until April 2008)

Margaret M. Beeler (age 43)	Vice President and Secretary	Vice President since 1996; Secretary since 2004	Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2004 to present)
Heena Dhruv (age 33)	Assistant Vice President	Since 2005
Managing Director of International Strategy & Investment, Inc. (registered investment advisor) (2005 to present); formerly, Associate Managing Director, International Strategy & Investment Inc. (2003 to July 2005)

Mark J. Seger (age 48) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Chief Financial Officer and Treasurer	Since 2007
Managing Director of Ultimus Fund Solutions, LLC (mutual fund servicing agent) and Ultimus Fund Distributors, LLC (mutual fund distributor) (1999 to present).; officer of various investment companies for which Ultimus provides mutual fund administrative services

Robert G. Dorsey (age 52) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Assistant Vice President	Since 2007
Managing Director of Ultimus Fund Solutions, LLC (mutual fund servicing agent) and Ultimus Fund Distributors, LLC (mutual fund distributor) (1999 to present); officer of various investment companies for which Ultimus provides mutual fund administrative services

John F. Splain (age 53) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Assistant Secretary	Since 2007
Managing Director of Ultimus Fund Solutions, LLC (mutual fund servicing agent) and Ultimus Fund Distributors, LLC (mutual fund distributor) (1999 to present); officer of various investment companies for which Ultimus provides mutual fund administrative services

Directors and officers of the Fund are also directors and officers of all of the other investment companies advised by International Strategy & Investment Inc. (“ISI” or the “Advisor”) or its affiliates. There are currently four funds in the ISI Family of Funds (the "ISI Fund Complex").  Each of the above named persons serves in the capacity noted above for each fund in the ISI Fund Complex.

Director Ownership in the ISI Funds

Name of Director	Dollar Range of Beneficial Ownership as of December 31, 2009 in the Fund(1) )(2)	Aggregate Dollar Range of Ownership as of December 31, 2009 in all Funds Overseen by Director in the ISI Fund Complex(1)(2)
Independent Directors:
W. Murray Jacques	None	$10,001 – $50,000
Louis E. Levy	None	$10,001 – $50,000
Edward A. Kuczmarski	None	$10,001 – $50,000
Interested Director:
R. Alan Medaugh	None	Over $100,000

(1)  Securities beneficially owned as defined under the Securities Exchange Act of 1934 include securities in which the Director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the Director can exert voting power or has authority to sell.

(2)  The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, and over $100,000.  The ISI Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

Ownership of Securities of the Advisor and Related Companies

As reported to the Fund, as of December 31, 2009 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor.

Compensation of Directors and Officers

Officers of the Fund receive no direct remuneration in such capacity from the Fund, except the Fund pays fees for the services of its Chief Compliance Officer.  Officers and Directors of the Fund who are officers or directors of the Advisor, the Distributor, the administrator or other service providers of the Fund may be considered to have received remuneration indirectly.   As compensation for his services, each Independent Director receives a retainer and meeting fees (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the ISI Fund Complex.  Payment of such fees and expenses is allocated among all of the funds in the ISI Fund Complex in direct proportion to their relative net assets.

The following table shows the aggregate compensation paid to each of the Fund's Directors by the Fund and by the ISI Fund Complex during the fiscal year ended October 31, 2009.

Name of Director	Aggregate Compensation from the Fund Paid to Directors	Total Compensation from the Fund and ISI Fund Complex Paid to Directors
R. Alan Medaugh*	None	None
W. Murray Jacques	$6,227	$16,000 for service on 4 Boards in the ISI Fund Complex
Edward A. Kuczmarski	$6,227	$16,000 for service on 4 Boards in the ISI Fund Complex
Louis E. Levy	$8,562	$22,000 for service on 4 Boards in the ISI Fund Complex
*  Director who is an “interested person” as defined in the 1940 Act.

Information Concerning Committees and Meetings of Directors

The Board met four times during the fiscal year ended October 31, 2009 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such Director served.

The Fund has an Audit and Compliance Committee ("Audit Committee") consisting of Messrs. Levy, Jacques and Kuczmarski.  All members of the Audit Committee are Independent Directors.  Mr. Levy serves as Chairman of the Audit Committee.  During the fiscal year ended October 31, 2009, the Audit Committee met four times.  In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund.  The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any independent registered public accounting firm employed by the Fund (including resolution of disagreements between management and the accountants regarding financial reporting). The Audit Committee reviews and approves in advance any proposals by management of the Fund or the Advisor that the Fund, the Advisor, or their affiliated persons employ the Fund's independent registered public accounting firm to render "permissible non-audit services," as that term is defined in the rules and regulations of the SEC, and to consider whether such services are consistent with the independent accounting firm’s independence.

The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Nominating Committee are Independent Directors.  The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees recommended by shareholders. The Committee did not meet during the fiscal year ended October 31, 2009.

The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Compensation Committee are Independent Directors.  The Compensation Committee is responsible for reviewing the compensation paid to the Independent Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors.  The Committee met two times during the fiscal year ended October 31, 2009.

Code of Ethics

The Board has adopted a Code of Ethics for the Fund pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits access persons of the Fund to trade securities that may be purchased or held by the Fund in their own accounts, provided that the access persons comply with the Code’s provisions and reporting requirements.

           The Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1.  These Codes of Ethics permit access persons of the Fund who are employees of the Advisor and the Distributor to trade securities that may be purchased or held by the Fund in their own accounts, subject to compliance with reporting requirements.  In addition, the Codes of Ethics also provide for trading “blackout periods” that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions.  The Codes of Ethics prohibit short-term trading profits and personal investment in initial public offerings.  The Codes of Ethics require prior approval with respect to purchases of securities in private placements.

The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY SERVICES

ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of December 15, 1992 (the "Advisory Agreement").

ISI is a registered investment advisor that was formed in January 1991. ISI is owned by Messrs. Edward S. Hyman, the Fund’s Senior Economic Advisor, R. Alan Medaugh, the Fund's President and Director, and Nancy R. Lazar, a Vice President of the Fund.  Due to their stock ownership, Messrs. Hyman and Medaugh and Ms. Lazar may be deemed controlling persons of ISI.  The owners of ISI may directly or indirectly receive the benefits of the advisory fee paid to ISI.  ISI and International Strategy & Investment Group Inc. (“ISI Group” or the “Distributor”) are also the advisor and principal underwriter, respectively, to Total Return U.S. Treasury Fund,

Inc., Managed Municipal Fund, Inc. and ISI Strategy Fund, Inc., each an open-end management investment company.  These funds, along with the Fund, had approximately $420 million of net assets as of December 31, 2009.

Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sale of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (3) provides the  Board with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical and financial information pertinent to the Fund, and (5) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. To supplement its investment analysis, the Advisor may, from time to time, subscribe to research services located in Canada and Mexico, which research services may include information about Canada or Mexico, respectively, such as statistical and background information on the economy, information on political developments and general political stability forecasts and interpretation with respect to money markets, and performance information. Any investment program undertaken by ISI will at all times be subject to the policies and control of the Board.  ISI will not be liable to the Fund or its shareholders for any act or omission by ISI or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI to the Fund are not exclusive and ISI is free to render similar services to others.

As compensation for its services, ISI is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund’s average daily net assets.  Advisory fees paid by the Fund to ISI under the Advisory Agreement for the last three fiscal years were as follows:

Fiscal Years Ended October 31,
2009	2008	2007
$660,117	$627,088	$599,920

The Advisory Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, at an in-person meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Fund or ISI may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of an Expense Limitation Agreement between the Advisor and the Fund, the Advisor has agreed to waive its advisory fees and reimburse expenses to the extent necessary to limit the total annual operating expenses of Class C Shares of the Fund to 1.85% per annum of average daily net assets.  This expense limitation will remain in effect until at least February 28, 2011.

Portfolio Manager

R. Alan Medaugh serves as portfolio manager and is responsible for the day-to-day management of the Fund.  The following table indicates the other accounts managed by the portfolio manager as of October 31, 2009.

Type of Account	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with an Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Registered Investment Companies:	3	$266,949,288	0	$ 0
Other Pooled Investment Vehicles:	11	$2,641,222,828	4	$146,065,295
Other Accounts:	0	$ 0	0	$0

As an owner of ISI, Mr. Medaugh receives an annual draw of ISI’s profits plus a bonus paid out of ISI’s net income.  The bonus is based on Mr. Medaugh’s ownership interest in ISI.  Mr. Medaugh’s overall compensation is therefore influenced by the value of assets of the Fund and the other funds in the ISI Fund Complex.

As of October 31, 2009, Mr. Medaugh did not own any Shares of the Fund.

ISI does not believe that material conflicts of interest arise as a result of the portfolio manager’s servicing of multiple accounts for the following reasons: (1) the management approach of ISI involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by ISI of portfolio allocation and best execution procedures, (3) the maintenance by ISI of a Code of Ethics that establishes standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how ISI manages a client account.  If a material conflict of interest arises between the Fund and other accounts managed by the portfolio manager, ISI will proceed in a manner that ensures that the Fund will not be materially treated less favorably.

ADMINISTRATION AND FUND ACCOUNTING SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the administrator and fund accountant for the Fund pursuant to the terms of a Mutual Fund Services Agreement.  As administrator, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.  As fund accountant, Ultimus calculates the net asset value per share of the Fund and provides information necessary to prepare the Fund’s financial statements and tax returns.  For the performance of these administrative and fund accounting services, the ISI Fund Complex pays Ultimus a fee at the annual rate of 0.10% of the average value of its aggregate daily net assets up to $500 million, 0.075% of such assets from $500 million to $1 billion and 0.06% of such assets in excess of $1 billion, subject to a minimum fee of $500,000 per year.  Such fee is allocated among all of the funds in the ISI Fund Complex in direct proportion to their relative net assets.

Prior to September 24, 2007, Citigroup Fund Services, LLC (“Citigroup”), Two Portland Square, Portland, Maine 04101, was the administrator, transfer agent and fund accountant of the Fund.  Citigroup received a combined fee for administration, transfer agency and fund accounting services equal to 0.10% on the first $500 million of total ISI Fund Complex assets and 0.04% on total ISI Fund Complex assets over $500 million, subject to a monthly minimum fee.

Administration and fund accounting fees paid by the Fund to Ultimus and/or Citigroup for the past three fiscal years were as follows:

Fiscal Years Ended October 31,
2009	2008	2007
$194,069	$183,715	$170,217

The Mutual Fund Services Agreement is terminable without penalty by the Board or by Ultimus on 60 days’ written notice.  Under the Agreement, Ultimus is not liable for any act or omission in the performance of its duties to the Fund. The Agreement does not protect Ultimus from any liability by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

DISTRIBUTION OF FUND SHARES

Distribution Agreement and Rule 12b-1 Plan

International Strategy & Investment Group Inc. ("ISI Group" or the “Distributor”) serves as principal underwriter of the Fund pursuant to a Distribution Agreement effective April 1, 1997. The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares, either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI.  The address of ISI Group is 40 West 57th Street, 18th Floor, New York, New York 10019.  R. Alan Medaugh, Edward S. Hyman, Nancy R. Lazar and Stephen V. Killorin are affiliates of both the Fund and ISI Group.

The Distribution Agreement provides that ISI Group, on behalf of the Fund, will: (i) solicit and receive orders for the purchase of Shares; (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board, for its review, with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

ISI Group continually distributes Shares but has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services provided by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined in the section "Capital Shares") or upon 60 days' written notice by the Distributor, and shall automatically terminate in the event of an assignment. The Distribution Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement was most recently approved by the Board, including a majority of the Independent Directors, on September 16, 2009.

ISI Group has entered into Agency Distribution and Shareholder Servicing Agreements (“Agency Agreements”) with Participating Dealers under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

In addition, the Fund may enter into Shareholder Servicing Agreements with certain banks and other financial institutions to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services.

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Shares.  The amount and applicability of such fee is determined by each individual dealer and disclosed to its customers.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

The Distributor, the Advisor or their affiliates may, from their own assets, make cash payments to some, but not all, Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or promote retention of their customers’ assets in the Fund.   These payments, sometimes referred to as “revenue sharing,” do not change the price paid by shareholders to purchase the Fund’s Shares or the amount the Fund receives as proceeds from such sales.  Revenue sharing payments may be made to Participating Dealers, Shareholder Servicing Agents and other financial intermediaries that provide services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, recordkeeping, sub-accounting and other administrative services.  Revenue sharing payments may also be made to Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for inclusion of the Fund on preferred or recommended lists and for granting the Distributor or its affiliates, access to sales meetings, sales representatives and management representatives of the Participating Dealers, Shareholder Servicing Agents or other financial intermediaries.  These fees may be in addition to any distribution, administrative or shareholder servicing fees or other fees or charges paid from the Fund’s assets to these Participating Dealers, Shareholder Servicing Agents or other financial intermediaries or by shareholders directly.

Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Distribution and Shareholder Service Plan (the "Plan") for its Class A Shares and Class C Shares.  Under the Plan, the Fund pays fees to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and to Shareholder Servicing Agents.  The Plan will remain in effect from year to year if it is specifically approved at least annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 16, 2009.

In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders.  The Plan is a core component of the ongoing distribution of the Shares.  The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Plan without the approval of the shareholders of the Fund. The Plan may be terminated at any time, without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class A or Class C Shares.

During the operation of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the operation of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors.

Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to Shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of Class A Shares and Class C Shares is less than 0.40% and 1.00%, respectively, of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to Participating Dealers, Shareholder Servicing Agents and other sales personnel; and interest, carrying or other financing charges.

As compensation for providing distribution and related administrative services as described above, the Fund pays ISI Group a monthly fee equal to the annual rate of 0.40% of the average daily net assets allocable to Class A Shares and 1.00% of the average daily net assets allocable to Class C Shares. The Distributor may allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.  Mr. Hyman and Ms. Lazar have a financial interest in the Plan due to their ownership interests in the Distributor.

During the fiscal year ended October 31, 2009, Class A Shares and Class C Shares paid $563,604 and $241,283, respectively, in distribution and shareholder service expenses under the Plan.

Receipt and Retention of Sales Charges

The offering price of Class A Shares includes the relevant sales charge.  The commission retained by the Distributor is the sales charge less the reallowance paid to Participating Dealers.  Normally, reallowances are paid to Participating Dealers as indicated in the following table.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Reallowance
Less than $100,000	3.00%	2.75%
$100,000 - $249,999	2.50%	2.25%
$250,000 - $499,999	2.00%	1.75%
$500,000 - $999,999	1.50%	1.25%
$1,000,000 - $1,999,999	0.75%	0.75%
$2,000,000 - $2,999,999	0.50%	0.50%
$3,000,000 and over	None	None

During the past three fiscal years, the Distributor received the following sales charges on sales of Class A Shares, and from such sales charges, the Distributor retained the following commissions:

Fiscal Years Ended October 31,
2009		2008		2007
Received	Retained	Received	Retained	Received	Retained
$195,672	$17,776	$251,073	$25,682	$156,911	$15,051

With respect to Class C Shares, the Distributor pays a Participating Dealer a commission equal to 1% of the dollar amount invested at the time of purchase.  During the fiscal years ended October 31, 2009, 2008, and 2007, the Distributor paid $146,743, $89,983 and $27,976,  respectively, in commissions to Participating Dealers in connection with the sale of Class C Shares.  The Distributor retains the contingent deferred sales charge on redemptions of Class C Shares that are subject to the sales charge.  During the fiscal years ended October 31, 2009, 2008 and 2007, the Distributor collected $16,443, $17,946 and $623, respectively, in contingent deferred sales charges on redemptions of Class C Shares.

Expenses Borne by the Fund

Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and SAIs of the Fund and supplements thereto to the shareholders; all expenses of shareholders'  and Board meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel (including counsel to the Independent Directors) or independent accountants in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ISI Group or Ultimus.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC.  Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period.  You may request a copy of the Fund’s latest annual and semi-annual reports to shareholders by contacting the Fund’s transfer agent at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at (800) 882-8585.  You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at www.sec.gov.

The Board has authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release.  The Advisor, Ultimus and the Fund’s custodian have regular and continuous access to the Fund’s portfolio holdings.  In addition, the Distributor and the officers of the Fund, as well as proxy voting services, may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  The Fund’s independent registered public accounting firm receives nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to the Fund’s nonpublic portfolio holdings information on an as needed basis.  The Directors and legal counsel to the Fund and to the Independent Directors may receive information on an as needed basis.  Mailing services, financial printers and typesetters receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.  The Board may authorize additional disclosure of the Fund’s portfolio holdings.

The Fund’s Chief Compliance Officer may approve other arrangements under which information relating to portfolio securities held by the Fund or purchased or sold by the Fund is disclosed to any shareholder or other person.  The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer shall inform the Board of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.

No compensation is paid to the Fund, nor to the Fund’s knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Codes of Ethics of the Fund, the Advisor, Ultimus and the Distributor are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  The Fund’s service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund’s portfolio holdings disclosure policy is periodically reviewed by the Board.  In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the Chief Compliance Officer will make an annual report to the Board.  In addition, the Board will receive any interim reports that the Chief Compliance Officer may deem appropriate.  Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

BROKERAGE

ISI is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

ISI's primary consideration in effecting security transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, ISI may, in its discretion, effect transactions with broker-dealers that furnish statistical or other research information or services that ISI deems to be beneficial to the Fund's investment program. Research services may include the following: statistical and background information on the U.S., Canadian and Mexican economy, industry groups and individual companies; forecasts and interpretations with respect to the U.S., Canadian and Mexican money markets; information on federal, state, local and political developments in the United States, Canada and Mexico; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to ISI for clients other than the Fund. Similarly, any research services received by ISI through placement of portfolio transactions for other clients may be of value to ISI in fulfilling its obligations to the Fund.

No specific value can be determined for research and statistical services furnished without cost to ISI by a broker-dealer. ISI is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ISI's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of ISI's investment advice.  In over-the-counter transactions, ISI will not pay any commission or other remuneration for research services.  ISI’s policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ISI’s opinion, this policy furthers the overall objective of obtaining best price and execution.  Subject to periodic review by the Board, ISI is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above.  The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.  The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions does not apply to transactions effected on a principal basis.

ISI manages other investment accounts.  It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary.  The timing and amount of purchase by each account will also be determined by its cash position.  If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor.  ISI may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.  Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

The Fund paid no brokerage commissions during the past three fiscal years.

The following table lists the “regular broker-dealers” of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the market value of those securities as of the end of the Fund’s most recent fiscal year.

Regular Broker-Dealer	Type of Security	Market Value
J.P. Morgan Securities Inc.	Repurchase Agreement	$1,567,000

CAPITAL SHARES

Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share.  The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund currently has two classes of Shares. All shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series will be treated as a separate entity. Generally, each class of shares issued by a particular series will be identical to every other class, and expenses (other than 12b-1 fees and any applicable service fees) are prorated among all classes of a series based upon the relative net assets of each class.  Any matters affecting any class exclusively will be voted on by the holders of such class.

Shareholders of the Fund do not have cumulative voting rights and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board.  In such event, the remaining holders cannot elect any members of the Board.

The Fund's By-laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

There are no preemptive or conversion rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT AND COMPLIANCE SERVICES

The Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60675, is custodian of the Fund’s investments.  As custodian, Northern Trust safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments.

Ultimus Fund Solutions, LLC is the Fund’s transfer agent and distribution paying agent.  Ultimus maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.  Ultimus is registered as a transfer agent with the SEC.  During the fiscal years ended October 31, 2009 and 2008, the Fund paid transfer agent fees of $70,562 and $62,773, respectively, to Ultimus.

EJV Financial Services, LLC provides compliance support services and a Chief Compliance Officer to the Fund.  Edward J. Veilleux, Vice President and Chief Compliance Officer of the Fund, is also a principal of EJV Financial Services, LLC.  During the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid compliance fees of $32,140, $29,256 and $10,961, respectively, to EJV Financial Services, LLC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The annual financial statements of the Fund are audited by its independent registered public accounting firm, BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103.

LEGAL MATTERS

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To Fund management's knowledge, as of February 1, 2010, no shareholder owned beneficially or of record 5% or more of the outstanding Shares of the Fund.

In addition, to Fund management’s knowledge, as of February 1, 2010, the Fund’s Directors and officers as a group owned less than 1% of the outstanding Shares of the Fund.

PORTFOLIO TURNOVER

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:

Fiscal Years Ended October 31,
2009	2008	2007
131%	108%	49%

The higher turnover rate during each of the two most recent fiscal years is due to increased trading activity in order to take advantage of opportunities within the market during an unusually volatile interest rate environment.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by BBD, LLP, are incorporated herein by reference to the Fund's Annual Report for the year ended October 31, 2009.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Bond Ratings

A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and principal is extremely strong.

Debt rated "AA" has a very strong capacity to pay interest and principal and differs from the highest rated issues only in small degree.

Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated "BB", has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "CI" is reserved for income bonds on which no interest is being paid.

Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Standard & Poor's Commercial Paper Ratings

A is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers 1, 2 and 3 to indicate relative degree of safety.

The designation A-1+ indicates there is an "overwhelming degree" of safety with regard to the capacity for timely payment.

The designation A-1 indicates that the degree of safety regarding timely payment is strong.

The designation A-2 indicates the capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Issues carrying the A-3 designation have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issues rated "B" are regarded as having only speculative capacity for timely payment.

The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment.

An issue rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody's Commercial Paper Ratings

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. PRIME-1 repayment ability will often be evidenced by many of the following characteristics:

-	Leading market positions in well-established industries.
-	High rates of return on funds employed.
-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.
-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

PART C
OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)(1)
Articles of Incorporation — Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995

(a)(2)
Articles of Amendment — Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995

(a)(3)
Articles Supplementary to Articles of Incorporation dated December 27, 1993 — Incorporated  by reference to Exhibit (1)(c) to Post-Effective Amendment No. 3 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-95-000311) on July 26, 1995

(a)(4)
Articles Supplementary to Articles of Incorporation dated July 21, 2001 — Incorporated  by reference to Exhibit 99-(a)(4) to Post-Effective Amendment No. 11 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-01-500560) on July 27, 2001

(a)(5)
Articles Supplementary to Articles of Incorporation dated April 5, 2002 — Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001004402-03-000163) on February 28, 2003

(b)
By-Laws, as amended through December 18, 2002 — Incorporated by reference to Exhibit (b) to Post Effective Amendment No. 13 to Registrant’s Registration Statement filed via EDGAR (Accession No. 0001004402-03-000163) on February 28, 2003

(c)	Instruments Defining Rights of Securities Holders — Incorporated by reference to Articles of Incorporation and Bylaws of Registrant, previously filed via EDGAR

(d)(1)
Investment Advisory Agreement between Registrant and International Strategy & Investment Inc. — Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-95-000311) on July 26, 1995

(d)(2)
Expense Limitation Agreement between Registrant and International Strategy & Investment Inc. — Incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 1111830-09-001318) on December 31, 2009.

(e)(1)
Distribution Agreement between Registrant and International Strategy & Investment Group Inc. — Incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 19 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001275125-06-000084) on February 28, 2006

(e)(2)
Form of Agency Distribution and Shareholder Servicing Agreement — Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 21 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000234 on February 28, 2008

(f)	Bonus or Profit Sharing Contracts — None

(g)
Custody Agreement between Registrant and The Northern Trust Company — Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 19 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001275125-06-000084) on February 28, 2006

(h)
Mutual Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC — Incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 21 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000234 on February 28, 2008

(i)(1)	Opinion of Counsel — Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 8 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-99-00124) on June 6, 1999

(i)(2)	Consent of Counsel — Filed herewith as Exhibit (i)(2)

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith as Exhibit (j)

(k)	Omitted Financial Statements — None

(l)
Subscription Agreements re: initial capital — Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-95-000311) on July 26, 1995

(m)
Distribution and Shareholder Service Plan — Incorporated by reference to Exhibit (m) to Post Effective Amendment No. 19 to Registrant's Registration Statement, filed via EDGAR (Accession No.  0001275125-06-000084) on February 28, 2006

(n)	Form of MultiClass Rule 18f-3 Plan — Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 14 filed via EDGAR on March 17, 2003

(o)	Reserved

(p)(1)
Registrant’s Code of Ethics — Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 17 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001275125-04-000456) on December 30, 2004

(p)(2)
International Strategy & Investment Inc.’s Code of Ethics —Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 21 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000234 on February 28, 2008

(p)(3)
International Strategy & Investment Group Inc.’s Code of Ethics —  Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 21 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000234 on February 28, 2008

(Other Exhibits)  Powers of Attorney for Directors of the Registrant — Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 21 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000234 on February 28, 2008

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc. may be deemed to be under the common control with the Registrant as they share the same investment advisor, International Strategy & Investment Inc., a Delaware corporation.

ITEM 25. INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a)(1) to this Registration Statement provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of  expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Registrant, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

The following chart reflects the directors and officers of International Strategy & Investment Inc. ("ISI"), the Registrant's investment advisor, including their business connections during the past two years which are of a substantial nature. The address of ISI is 40 West 57th Street, 18th Floor, New York, New York 10019 and, unless otherwise indicated below, that address is the principal business address of any other company with which the directors and officers are connected.

NAME	ISI TITLE	OTHER BUSINESS CONNECTIONS
Edward S. Hyman, Jr.	Chairman, Treasurer and Assistant Secretary	Chairman/Director of International Strategy & Investment Group Inc.
R. Alan Medaugh	President	Director of International Strategy & Investment Group Inc.
Nancy Lazar	Executive Vice President, Secretary and Assistant Treasurer	Vice Chairman, Secretary, and Director of International Strategy & Investment Group Inc.
James E. Moltz	Vice Chairman	None
Stephen V. Killorin	Chief Financial Officer and Chief Compliance Officer	Executive Managing Director/Chief Financial Officer and Chief Compliance Officer of International Strategy & Investment Group Inc.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)
International Strategy & Investment Group Inc. (the “Underwriter”) also acts as the principal underwriter for Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and ISI Strategy Fund, Inc., other registered investment companies.

(b)	The directors and officers of the Underwriter hold the following positions with the Registrant.

NAME	POSITION WITH UNDERWRITER	POSITION WITH REGISTRANT
Edward S. Hyman, Jr.	Chairman/Director	Senior Economic Advisor
Vinayak Singh	President	None
R. Alan Medaugh	Director	President and Director
Nancy R. Lazar	Vice Chairman/Secretary/Director	Vice President
Steven V. Killorin	Executive Managing Director/Chief Financial Officer/Chief Compliance Officer	Vice President

The address of the Underwriter and each of the individuals in the table above is 40 West 57th Street, 18th Floor, New York, New York 10019.

(c)	Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

International Strategy & Investment Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, maintains physical possession of each such account, book or other document of the Registrant, except for those maintained by the Registrant's custodian, The Northern Trust Company, 50 LaSalle Street, Chicago, Illinois 60675; or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio  45246.

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and Ultimus each maintain physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Registrant’s shares, and Northern Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

ITEM 29. MANAGEMENT SERVICES

None.

ITEM 30. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on March 1, 2010.

NORTH AMERICAN GOVERNMENT BOND FUND, INC.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

Signature	Title	Date

/s/ R. Alan Medaugh	Director and President	March 1, 2010
R. Alan Medaugh	(Principal Executive Officer)

/s/ Mark J. Seger	Treasurer (Principal Financial	March 1, 2010
Mark J. Seger	and Accounting Officer)

*	Chairman and Director
Louis E. Levy

*	Director	/s/ John F. Splain
W. Murray Jacques		Attorney-in-Fact*
March 1, 2010

*	Director
Edward A. Kuczmarski

INDEX TO EXHIBITS

Item 23(i)(2)	Consent of Counsel

Item 23(j)	Consent of Independent Registered Public Accounting Firm